Trade Receivable, Net	12 Months Ended
Dec. 31, 2020
Trade and other current receivables [abstract]
Trade Receivable, Net	Trade Receivable, Net

	2020	2019
Trade receivables	Ps. 9,705	Ps. 11,277
The Coca-Cola Company (related party) (Note 15)	509	802
Loans to employees	82	56
FEMSA and subsidiaries (related parties) (Note 15)	624	2,039
Other related parties (Note 15)	138	614
Other	980	1,181
Allowance for doubtful accounts on trade receivables	(515)	(493)
	Ps. 11,523	Ps. 15,476
7.1 Trade receivables
Trade receivable representing rights arising from sales and loans to employees or any other similar concept, are presented net of discounts and the allowance for expected credit losses.
Coca-Cola FEMSA has accounts receivable from The Coca-Cola Company primarily arising from the latter’s participation in advertising and promotional programs.
Because less than the 2.5% of the trade receivables is unrecoverable, the Company does not have any customers classified as “high risk” which would be eligible to have special management conditions for the credit risk. As of December 31, 2020, the Company does not have a representative group of customers directly related to the expected loss.
In 2020, during the Covid-19 pandemic, governments have implemented several preventive measures such as social distancing and the temporary closure of certain points of sale considered as nonessential. As such measures were eased, most businesses were able to reopen and this allowed the company to recover the accounts receivable. Given that the impact on this item was not material, the Company did not implement any relevant change to its models to estimate the receivables’ provisions.
The allowance for credit losses is calculated with an expected losses model that recognizes the impairment losses through all the contract life. For this particular event, because they generally are short-term accounts receivable, the company defined a model with a simplified expected loss focus through a parametric model. The parameters used in the model are:
•Breach probability;
•Losses severity;
•Financing rate;
•Special recovery rate; and
•Breach exposure.
The carrying value of accounts receivable approximates its fair value as of December 31, 2020 and 2019.

Aging for trade receivables past due but not impaired	2020	2019
0 days	Ps. 9,905	Ps. 12,630
1-30 days	769	1,448
31-60 days	298	672
61-90 days	65	153
91-120 days	44	90
121 + days	442	483
Total	Ps. 11,523	Ps. 15,476
7.2 Changes in the allowance for expected credit losses

	2020	2019	2018
Balance at the beginning of the year	Ps. 493	Ps. 595	Ps. 468
Effect of adoption of IFRS 9	—	—	87
Allowance for the year	119	314	153
Charges and write-offs of uncollectible accounts	(29)	(397)	23
Added in business combinations	—	4	1
Effects of changes in foreign exchange rates	(68)	(23)	(55)
Effect of Philippines (Note 5)	—	—	(82)
Balance at the end of the year	Ps. 515	Ps. 493	Ps. 595

In determining the recoverability of trade receivables, the Company considers any change in the credit quality of the trade receivable from the date credit was initially granted up to the end of the reporting period.
7.3 Payments from The Coca-Cola Company:
The Coca-Cola Company participates in certain advertising and promotional programs as well as in the Company’s refrigeration equipment and returnable bottles investment program. Contributions received by the Company for advertising and promotional incentives are recognized as a reduction in selling expenses and contributions received for the refrigeration equipment and returnable bottles investment program are recorded as a reduction in the carrying amount of refrigeration equipment and returnable bottles items. For the years ended December 31, 2020, 2019 and 2018 contributions due were Ps. 1,482, Ps. 2,274, and Ps. 3,542, respectively.